UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

FRESHPET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36729	20-1884894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Plaza Drive, 1st Floor Secaucus, NJ		07094
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 520-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 26, 2019, Freshpet, Inc. (“Freshpet”) held it’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The number of shares of common stock present at the annual meeting was 32,863,628 or 91.09% of the shares of common stock outstanding on August 2, 2019, the record date for the Annual Meeting. The matters voted on were (1) the re-election of J. David Basto, Lawrence S. Coben, Walter N. George III, and Craig D. Steeneck; (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2019; (3) to approve, by advisory vote, the compensation of the Company’s named executive officers (“say-on-pay”); and (4) to recommend, by advisory vote, the frequency of future advisory votes on named executive officer compensation (“say-on-pay frequency”). On September 26, 2019, a representative from Broadridge Financial Solutions, Inc., the independent inspector of elections for the Annual Meeting, delivered a certification of the final voting results for the Annual Meeting. The final results for each proposal presented at the Annual Meeting are set forth below:

(1)	Election of Directors. All nominees were elected to serve on the Board of Directors pursuant to the following votes:

DIRECTOR	FOR	AGAINST	ABSTAIN
J. DAVID BASTO	20,272,066	0	8,921,479
LAWRENCE S. COBEN	18,396,535	0	10,797,010
WALTER N. GEORGE III	18,637,565	0	10,555,980
CRAIG D. STEENECK	20,381,949	0	8,811,596

There were 3,670,083 broker non-votes with respect to this matter.

(2)

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as Freshpet’s independent registered public accounting firm for 2019 was ratified with the following votes:

FOR	AGAINST	ABSTAIN
32,727,098	311	136,219

There were no broker non-votes with respect to this matter.

(3)	Approval, by Advisory Vote, of the Compensation of Named Executive Officers. The advisory proposal to approve executive compensation was approved with the following votes:

FOR	AGAINST	ABSTAIN
28,443,108	543,715	206,722

There were 3,670,083 broker non-votes with respect to this matter.

(4)

Recommendation, by Advisory Vote, the Frequency of Future Advisory Votes on Named Executive Officer Compensation. On the advisory proposal on the frequency of the advisory executive compensation proposal, Freshpet’s stockholders recommend that such vote be held annually as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
28,912,671	4,494	143,846	132,534

There were 3,670,083 broker non-votes with respect to this matter. Freshpet will include an advisory vote on executive compensation on an annual basis until the next advisory vote on the frequency of the executive compensation proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: September 30, 2019	By:	/s/ Richard Kassar
Name: Richard Kassar
Title: Chief Financial Officer